EXHIBIT 32.2

                   CERTIFICATION OF CHIEF FINANCIAL OFFICER
                                 INFINITY, INC.
                       PURSUANT TO 18 U.S.C. SECTION 1350

     I certify that, to the best of my knowledge, the Quarterly Report on Form 10-Q of Infinity, Inc. for the period ending June 30, 2003:

     (1) complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     (2) the information contained in the Report fairly presents, in all material aspects, the financial condition and results of operations of Infinity, Inc.






/s/ Jon D Klugh
Jon D. Klugh
Chief Financial Officer
August 19, 2003


A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002 has been provided to Infinity, Inc. and will be retained by Infinity, Inc. and furnished to the Securities and Exchange Commission upon request.